AMENDMENT TO ADMINISTRATION AGREEMENT

This Amendment to the Administration Agreement dated May 4, 1994 between Smith, Barney Advisers, Inc. and Smith Barney Shearson Income Funds in respect of Premium Total Return Fund is entered into by Smith Barney Fund Management LLC (the “Manager”) and Smith Barney Income Funds (the “Trust”), in respect of the SB Capital and Income Fund of the Trust as of the 1st day of October, 2005.

WHEREAS, the Manager is the successor to Smith, Barney Advisers, Inc., and

WHEREAS, the name of Smith Barney Shearson Income Funds has been changed to Smith Barney Income Funds; and

WHEREAS, the name of Premium Total Return Fund has been changed to SB Capital and Income Fund; and

WHEREAS, the Board of Trustees of the Trust has voted to decrease the compensation payable under the Administration Agreement; and

WHEREAS, the Trust and the Manager desire to amend the Administration Agreement to reflect the decreased administration fee;

NOW, THEREFORE, the parties hereto agree as follows:

1. Section 3 of the Administration Agreement is deleted in its entirety and replaced with the following:

3. Compensation. In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Manager on the first business day of each month a fee for the previous month at an annual rate according to the following schedule:

Average Daily Net Assets	Rate of Administration Fee
First $1 billion	0.200%
Next $1 billion	0.175%
Next $3 billion	0.150%
Next $5 billion	0.125%
Over $10 billion	0.100%

Upon any termination of this agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Manager, the value of the Fund’s net assets shall be computed at the times and in the manner specified in the Fund’s Prospectus and Statement of Additional Information as from time to time in effect.

2. Except as amended herein, all the provisions of the Administration Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Amendment to Administration Agreement as of the date first written above.

SMITH BARNEY FUND MANAGEMENT LLC		SMITH BARNEY INCOME FUNDS

By:	/s/ R. Jay Gerken	By:	/s/ R. Jay Gerken
Name: R. Jay Gerken		Name: R. Jay Gerken
Title: Chairman, President and Chief Executive Officer		Title: Chairman of the Board, President and Chief Executive Officer

AMENDMENT TO ADMINISTRATION AGREEMENT

This Amendment to the Administration Agreement dated May 4, 1994 between Smith, Barney Advisers, Inc. and Smith Barney Shearson Income Funds in respect of Smith Barney Diversified Strategic Income Fund is entered into by Smith Barney Fund Management LLC (the “Manager”) and Smith Barney Income Funds (the “Trust”), in respect of the Smith Barney Diversified Strategic Income Fund of the Trust as of the 1st day of October, 2005.

WHEREAS, the Manager is the successor to Smith, Barney Advisers, Inc., and

WHEREAS, the name of Smith Barney Shearson Income Funds has been changed to Smith Barney Income Funds; and

WHEREAS, the Board of Trustees of the Trust has voted to decrease the compensation payable under the Administration Agreement; and

WHEREAS, the Trust and the Manager desire to amend the Administration Agreement to reflect the decreased administration fee;

NOW, THEREFORE, the parties hereto agree as follows:

1. Section 3 of the Administration Agreement is deleted in its entirety and replaced with the following:

3. Compensation. In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Manager on the first business day of each month a fee for the previous month at an annual rate according to the following schedule:

Average Daily Net Assets	Rate of Administration Fee
First $1 billion	0.200%
Next $1 billion	0.175%
Next $3 billion	0.150%
Next $5 billion	0.125%
Over $10 billion	0.100%

Upon any termination of this agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Manager, the value of the Fund’s net assets shall be computed at the times and in the manner specified in the Fund’s Prospectus and Statement of Additional Information as from time to time in effect.

2. Except as amended herein, all the provisions of the Administration Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Amendment to Administration Agreement as of the date first written above.

SMITH BARNEY FUND MANAGEMENT LLC		SMITH BARNEY INCOME FUNDS

By:	/s/ R. Jay Gerken	By:	/s/ R. Jay Gerken
Name: R. Jay Gerken		Name: R. Jay Gerken
Title: Chairman, President and Chief Executive Officer		Title: Chairman of the Board, President and Chief Executive Officer

AMENDMENT TO ADMINISTRATION AGREEMENT

This Amendment to the Administration Agreement dated May 4, 1994 between Smith, Barney Advisers, Inc. and Smith Barney Shearson Income Funds in respect of Money Market Fund is entered into by Smith Barney Fund Management LLC (the “Manager”) and Smith Barney Income Funds (the “Trust”), in respect of the Smith Barney Exchange Reserve Fund of the Trust as of the 1st day of October, 2005.

WHEREAS, the Manager is the successor to Smith, Barney Advisers, Inc., and

WHEREAS, the name of Smith Barney Shearson Income Funds has been changed to Smith Barney Income Funds; and

WHEREAS, the name of Money Market Fund has been changed to Smith Barney Exchange Reserve Fund; and

WHEREAS, the Board of Trustees of the Trust has voted to decrease the compensation payable under the Administration Agreement; and

WHEREAS, the Trust and the Manager desire to amend the Administration Agreement to reflect the decreased administration fee;

NOW, THEREFORE, the parties hereto agree as follows:

1. Section 3 of the Administration Agreement is deleted in its entirety and replaced with the following:

3. Compensation. In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Manager on the first business day of each month a fee for the previous month at an annual rate according to the following schedule:

Average Daily Net Assets	Rate of Administration Fee
First $1 billion	0.150%
Next $1 billion	0.125%
Next $3 billion	0.100%
Next $5 billion	0.075%
Over $10 billion	0.050%

Upon any termination of this agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Manager, the value of the Fund’s net assets shall be computed at the times and in the manner specified in the Fund’s Prospectus and Statement of Additional Information as from time to time in effect.

2. Except as amended herein, all the provisions of the Administration Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Amendment to Administration Agreement as of the date first written above.

SMITH BARNEY FUND MANAGEMENT LLC		SMITH BARNEY INCOME FUNDS

By:	/s/ R. Jay Gerken	By:	/s/ R. Jay Gerken
Name: R. Jay Gerken		Name: R. Jay Gerken
Title: Chairman, President and Chief Executive Officer		Title: Chairman of the Board, President and Chief Executive Officer

AMENDMENT TO ADMINISTRATION AGREEMENT

This Amendment to the Administration Agreement dated May 4, 1994 between Smith, Barney Advisers, Inc. and Smith Barney Shearson Income Funds in respect of Tax Exempt Fund is entered into by Smith Barney Fund Management LLC (the “Manager”) and Smith Barney Income Funds (the “Trust”), in respect of the Smith Barney Municipal High Income Fund of the Trust as of the 1st day of October, 2005.

WHEREAS, the Manager is the successor to Smith, Barney Advisers, Inc., and

WHEREAS, the name of Smith Barney Shearson Income Funds has been changed to Smith Barney Income Funds; and

WHEREAS, the name of Tax Exempt Fund has been changed to Smith Barney Municipal High Income Fund; and

WHEREAS, the Board of Trustees of the Trust has voted to decrease the compensation payable under the Administration Agreement; and

WHEREAS, the Trust and the Manager desire to amend the Administration Agreement to reflect the decreased administration fee;

NOW, THEREFORE, the parties hereto agree as follows:

1. Section 3 of the Administration Agreement is deleted in its entirety and replaced with the following:

3. Compensation. In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Manager on the first business day of each month a fee for the previous month at an annual rate according to the following schedule:

Average Daily Net Assets	Rate of Administration Fee
First $1 billion	0.150%
Next $1 billion	0.125%
Next $3 billion	0.100%
Next $5 billion	0.075%
Over $10 billion	0.050%

Upon any termination of this agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Manager, the value of the Fund’s net assets shall be computed at the times and in the manner specified in the Fund’s Prospectus and Statement of Additional Information as from time to time in effect.

2. Except as amended herein, all the provisions of the Administration Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Amendment to Administration Agreement as of the date first written above.

SMITH BARNEY FUND MANAGEMENT LLC		SMITH BARNEY INCOME FUNDS

By:	/s/ R. Jay Gerken	By:	/s/ R. Jay Gerken
Name: R. Jay Gerken		Name: R. Jay Gerken
Title: Chairman, President and Chief Executive Officer		Title: Chairman of the Board, President and Chief Executive Officer